EXHIBIT 11 (c)

                           HYPOTHETICAL ILLUSTRATIONS


            ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
                   DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those of other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges").The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Funds, at an annual rate of 1.00% of the average daily net assets of the Funds (See Prospectus Summary and Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-1.07%, 4.93%, and 10.93%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,817        9,917       39,998          10,740        9,840        39,998
    2              11,025        11,703       10,825       39,998          11,540       10,663        39,998
    3              11,576        12,664       11,809       39,998          12,407       11,552        39,998
    4              12,155        13,708       12,920       39,998          13,346       12,558        39,998
    5              12,763        14,840       14,165       39,998          14,364       13,689        39,998
    6              13,401        16,068       15,506       39,998          15,469       14,907        39,998
    7              14,071        17,402       16,952       39,998          16,669       16,219        39,998
    8              14,775        18,849       18,511       39,998          17,973       17,635        39,998
    9              15,513        20,419       20,194       39,998          19,391       19,166        39,998
   10              16,289        22,122       22,122       39,998          20,935       20,935        39,998
   11              17,103        24,092       24,092       39,998          22,712       22,712        39,998
   12              17,959        26,239       26,239       39,998          24,664       24,664        39,998
   13              18,856        28,582       28,582       40,586          26,815       26,815        39,998
   14              19,799        31,139       31,139       42,972          29,190       29,190        40,282
   15              20,789        33,934       33,934       45,471          31,805       31,805        42,619
   16              21,829        36,990       36,990       48,087          34,668       34,668        45,068
   17              22,920        40,321       40,321       51,611          37,787       37,787        48,368
   18              24,066        43,951       43,951       55,378          41,187       41,187        51,895
   19              25,270        47,907       47,907       59,405          44,892       44,892        55,666
   20              26,533        52,221       52,221       63,709          48,932       48,932        59,697
   25              33,864        80,373       80,373       93,233          75,208       75,208        87,242
   35              55,160       192,528      192,528      202,154         179,918      179,918       188,914

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,230        9,330       39,998          10,152        9,252        39,998
    2              11,025        10,465        9,588       39,998          10,299        9,421        39,998
    3              11,576        10,707        9,852       39,998          10,439        9,584        39,998
    4              12,155        10,956       10,168       39,998          10,570        9,783        39,998
    5              12,763        11,210       10,535       39,998          10,693       10,018        39,998
    6              13,401        11,472       10,910       39,998          10,804       10,241        39,998
    7              14,071        11,741       11,291       39,998          10,901       10,451        39,998
    8              14,775        12,016       11,679       39,998          10,981       10,643        39,998
    9              15,513        12,299       12,074       39,998          11,040       10,815        39,998
   10              16,289        12,590       12,590       39,998          11,077       11,077        39,998
   11              17,103        12,953       12,953       39,998          11,132       11,132        39,998
   12              17,959        13,327       13,327       39,998          11,160       11,160        39,998
   13              18,856        13,713       13,713       39,998          11,158       11,158        39,998
   14              19,799        14,112       14,112       39,998          11,121       11,121        39,998
   15              20,789        14,523       14,523       39,998          11,047       11,047        39,998
   16              21,829        14,947       14,947       39,998          10,927       10,927        39,998
   17              22,920        15,384       15,384       39,998          10,754       10,754        39,998
   18              24,066        15,836       15,836       39,998          10,517       10,517        39,998
   19              25,270        16,301       16,301       39,998          10,207       10,207        39,998
   20              26,533        16,781       16,781       39,998           9,811        9,811        39,998
   25              33,864        19,420       19,420       39,998           6,033        6,033        39,998
   35              55,160        26,106       26,106       39,998            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.07% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,643        8,743       39,998           9,565        8,665        39,998
    2              11,025         9,297        8,419       39,998           9,127        8,250        39,998
    3              11,576         8,962        8,107       39,998           8,686        7,831        39,998
    4              12,155         8,638        7,851       39,998           8,241        7,453        39,998
    5              12,763         8,325        7,650       39,998           7,789        7,114        39,998
    6              13,401         8,021        7,459       39,998           7,328        6,766        39,998
    7              14,071         7,728        7,278       39,998           6,856        6,406        39,998
    8              14,775         7,444        7,106       39,998           6,369        6,032        39,998
    9              15,513         7,169        6,944       39,998           5,864        5,639        39,998
   10              16,289         6,903        6,903       39,998           5,338        5,338        39,998
   11              17,103         6,679        6,679       39,998           4,808        4,808        39,998
   12              17,959         6,461        6,461       39,998           4,248        4,248        39,998
   13              18,856         6,249        6,249       39,998           3,655        3,655        39,998
   14              19,799         6,043        6,043       39,998           3,027        3,027        39,998
   15              20,789         5,843        5,843       39,998           2,357        2,357        39,998
   16              21,829         5,648        5,648       39,998           1,640        1,640        39,998
   17              22,920         5,458        5,458       39,998             867          867        39,998
   18              24,066         5,274        5,274       39,998              27           27        39,998
   19              25,270         5,094        5,094       39,998            *            *            *
   20              26,533         4,920        4,920       39,998            *            *            *
   25              33,864         4,116        4,116       39,998            *            *            *
   35              55,160         2,809        2,809       39,998            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,817        9,917       33,138          10,712        9,812        33,138
    2              11,025        11,703       10,825       33,138          11,484       10,607        33,138
    3              11,576        12,664       11,809       33,138          12,324       11,469        33,138
    4              12,155        13,708       12,920       33,138          13,239       12,452        33,138
    5              12,763        14,840       14,165       33,138          14,238       13,563        33,138
    6              13,401        16,068       15,506       33,138          15,327       14,764        33,138
    7              14,071        17,402       16,952       33,138          16,514       16,064        33,138
    8              14,775        18,849       18,511       33,138          17,809       17,471        33,138
    9              15,513        20,419       20,194       33,138          19,222       18,997        33,138
   10              16,289        22,122       22,122       33,138          20,766       20,766        33,138
   11              17,103        24,092       24,092       33,138          22,552       22,552        33,138
   12              17,959        26,247       26,247       33,138          24,525       24,525        33,138
   13              18,856        28,636       28,636       33,790          26,714       26,714        33,138
   14              19,799        31,263       31,263       36,578          29,147       29,147        34,102
   15              20,789        34,132       34,132       39,594          31,820       31,820        36,911
   16              21,829        37,265       37,265       42,855          34,738       34,738        39,949
   17              22,920        40,695       40,695       45,986          37,933       37,933        42,864
   18              24,066        44,452       44,452       49,342          41,433       41,433        45,990
   19              25,270        48,572       48,572       52,943          45,270       45,270        49,344
   20              26,533        53,095       53,095       56,812          49,484       49,484        52,948
   25              33,864        82,923       82,923       87,069          77,268       77,268        81,131
   35              55,160       197,921      197,921      207,817         182,502      182,502       191,627

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,230        9,330       33,138          10,124        9,224        33,138
    2              11,025        10,465        9,588       33,138          10,243        9,365        33,138
    3              11,576        10,707        9,852       33,138          10,356        9,501        33,138
    4              12,155        10,956       10,168       33,138          10,463        9,675        33,138
    5              12,763        11,210       10,535       33,138          10,563        9,888        33,138
    6              13,401        11,472       10,910       33,138          10,653       10,091        33,138
    7              14,071        11,741       11,291       33,138          10,731       10,281        33,138
    8              14,775        12,016       11,679       33,138          10,790       10,452        33,138
    9              15,513        12,299       12,074       33,138          10,825       10,600        33,138
   10              16,289        12,590       12,590       33,138          10,833       10,833        33,138
   11              17,103        12,953       12,953       33,138          10,855       10,855        33,138
   12              17,959        13,327       13,327       33,138          10,845       10,845        33,138
   13              18,856        13,713       13,713       33,138          10,802       10,802        33,138
   14              19,799        14,112       14,112       33,138          10,723       10,723        33,138
   15              20,789        14,523       14,523       33,138          10,602       10,602        33,138
   16              21,829        14,947       14,947       33,138          10,428       10,428        33,138
   17              22,920        15,384       15,384       33,138          10,188       10,188        33,138
   18              24,066        15,836       15,836       33,138           9,862        9,862        33,138
   19              25,270        16,301       16,301       33,138           9,430        9,430        33,138
   20              26,533        16,781       16,781       33,138           8,866        8,866        33,138
   25              33,864        19,420       19,420       33,138           2,987        2,987        33,138
   35              55,160        26,106       26,106       33,138            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.07% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,643        8,743       33,138           9,537        8,637        33,138
    2              11,025         9,297        8,419       33,138           9,072        8,194        33,138
    3              11,576         8,962        8,107       33,138           8,604        7,749        33,138
    4              12,155         8,638        7,851       33,138           8,134        7,346        33,138
    5              12,763         8,325        7,650       33,138           7,659        6,984        33,138
    6              13,401         8,021        7,459       33,138           7,178        6,615        33,138
    7              14,071         7,728        7,278       33,138           6,684        6,234        33,138
    8              14,775         7,444        7,106       33,138           6,174        5,836        33,138
    9              15,513         7,169        6,944       33,138           5,640        5,415        33,138
   10              16,289         6,903        6,903       33,138           5,078        5,078        33,138
   11              17,103         6,679        6,679       33,138           4,504        4,504        33,138
   12              17,959         6,461        6,461       33,138           3,892        3,892        33,138
   13              18,856         6,249        6,249       33,138           3,242        3,242        33,138
   14              19,799         6,043        6,043       33,138           2,551        2,551        33,138
   15              20,789         5,843        5,843       33,138           1,812        1,812        33,138
   16              21,829         5,648        5,648       33,138           1,012        1,012        33,138
   17              22,920         5,458        5,458       33,138             134          134        33,138
   18              24,066         5,274        5,274       33,138            *            *            *
   19              25,270         5,094        5,094       33,138            *            *            *
   20              26,533         4,920        4,920       33,138            *            *            *
   25              33,864         4,116        4,116       33,138            *            *            *
   35              55,160         2,809        2,809       33,138            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,817        9,917       19,314          10,635        9,735        19,314
    2              11,025        11,703       10,825       19,314          11,325       10,448        19,314
    3              11,576        12,664       11,809       19,314          12,080       11,225        19,314
    4              12,155        13,708       12,920       19,314          12,910       12,122        19,314
    5              12,763        14,840       14,165       19,314          13,828       13,153        19,314
    6              13,401        16,068       15,506       19,314          14,850       14,288        19,314
    7              14,071        17,405       16,955       19,667          15,997       15,547        19,314
    8              14,775        18,870       18,533       20,946          17,293       16,956        19,314
    9              15,513        20,473       20,248       22,316          18,754       18,529        20,442
   10              16,289        22,231       22,231       23,788          20,361       20,361        21,786
   11              17,103        24,262       24,262       25,475          22,218       22,218        23,329
   12              17,959        26,473       26,473       27,797          24,240       24,240        25,452
   13              18,856        28,880       28,880       30,324          26,440       26,440        27,763
   14              19,799        31,497       31,497       33,072          28,834       28,834        30,275
   15              20,789        34,342       34,342       36,059          31,435       31,435        33,007
   16              21,829        37,431       37,431       39,303          34,260       34,260        35,973
   17              22,920        40,787       40,787       42,827          37,325       37,325        39,191
   18              24,066        44,448       44,448       46,670          40,646       40,646        42,678
   19              25,270        48,439       48,439       50,861          44,241       44,241        46,453
   20              26,533        52,793       52,793       55,433          48,126       48,126        50,533
   25              33,864        81,242       81,242       85,304          72,645       72,645        76,277
   35              55,160       193,969      193,969      195,909         170,108      170,108       171,809

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,230        9,330       19,314          10,045        9,145        19,314
    2              11,025        10,465        9,588       19,314          10,069        9,191        19,314
    3              11,576        10,707        9,852       19,314          10,069        9,214        19,314
    4              12,155        10,956       10,168       19,314          10,042        9,254        19,314
    5              12,763        11,210       10,535       19,314           9,982        9,307        19,314
    6              13,401        11,472       10,910       19,314           9,884        9,321        19,314
    7              14,071        11,741       11,291       19,314           9,738        9,288        19,314
    8              14,775        12,016       11,679       19,314           9,533        9,196        19,314
    9              15,513        12,299       12,074       19,314           9,257        9,032        19,314
   10              16,289        12,590       12,590       19,314           8,894        8,894        19,314
   11              17,103        12,953       12,953       19,314           8,463        8,463        19,314
   12              17,959        13,327       13,327       19,314           7,911        7,911        19,314
   13              18,856        13,713       13,713       19,314           7,211        7,211        19,314
   14              19,799        14,112       14,112       19,314           6,333        6,333        19,314
   15              20,789        14,523       14,523       19,314           5,234        5,234        19,314
   16              21,829        14,947       14,947       19,314           3,852        3,852        19,314
   17              22,920        15,384       15,384       19,314           2,106        2,106        19,314
   18              24,066        15,836       15,836       19,314            *            *            *
   19              25,270        16,301       16,301       19,314            *            *            *
   20              26,533        16,781       16,781       19,314            *            *            *
   25              33,864        19,420       19,420       20,391            *            *            *
   35              55,160        26,257       26,257       26,520            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.07% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,643        8,743       19,314           9,455        8,555        19,314
    2              11,025         9,297        8,419       19,314           8,885        8,007        19,314
    3              11,576         8,962        8,107       19,314           8,284        7,429        19,314
    4              12,155         8,638        7,851       19,314           7,648        6,861        19,314
    5              12,763         8,325        7,650       19,314           6,969        6,294        19,314
    6              13,401         8,021        7,459       19,314           6,236        5,674        19,314
    7              14,071         7,728        7,278       19,314           5,438        4,988        19,314
    8              14,775         7,444        7,106       19,314           4,557        4,220        19,314
    9              15,513         7,169        6,944       19,314           3,575        3,350        19,314
   10              16,289         6,903        6,903       19,314           2,469        2,469        19,314
   11              17,103         6,679        6,679       19,314           1,224        1,224        19,314
   12              17,959         6,461        6,461       19,314            *            *            *
   13              18,856         6,249        6,249       19,314            *            *            *
   14              19,799         6,043        6,043       19,314            *            *            *
   15              20,789         5,843        5,843       19,314            *            *            *
   16              21,829         5,648        5,648       19,314            *            *            *
   17              22,920         5,458        5,458       19,314            *            *            *
   18              24,066         5,274        5,274       19,314            *            *            *
   19              25,270         5,094        5,094       19,314            *            *            *
   20              26,533         4,920        4,920       19,314            *            *            *
   25              33,864         4,116        4,116       19,314            *            *            *
   35              55,160         2,809        2,809       19,314            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             JOINT LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                       ISSUE AGE 55 MALE / 55 FEMALE
                                        INITIAL FACE AMOUNT: $43,779

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,885        9,985       43,779          10,885        9,985        43,779
    2              11,025        11,845       10,967       43,779          11,845       10,967        43,779
    3              11,576        12,886       12,031       43,779          12,886       12,031        43,779
    4              12,155        14,016       13,229       43,779          14,016       13,229        43,779
    5              12,763        15,242       14,567       43,779          15,242       14,567        43,779
    6              13,401        16,572       16,010       43,779          16,572       16,010        43,779
    7              14,071        18,015       17,565       43,779          18,015       17,565        43,779
    8              14,775        19,580       19,243       43,779          19,580       19,243        43,779
    9              15,513        21,278       21,053       43,779          21,278       21,053        43,779
   10              16,289        23,120       23,120       43,779          23,120       23,120        43,779
   11              17,103        25,222       25,222       43,779          25,222       25,222        43,779
   12              17,959        27,518       27,518       43,779          27,518       27,518        43,779
   13              18,856        30,031       30,031       43,779          30,031       30,031        43,779
   14              19,799        32,789       32,789       43,779          32,789       32,789        43,779
   15              20,789        35,821       35,821       43,779          35,821       35,821        43,779
   16              21,829        39,166       39,166       45,041          39,166       39,166        45,041
   17              22,920        42,837       42,837       48,406          42,837       42,837        48,406
   18              24,066        46,854       46,854       52,008          46,854       46,854        52,008
   19              25,270        51,254       51,254       55,867          51,254       51,254        55,867
   20              26,533        56,077       56,077       60,002          56,077       56,077        60,002
   25              33,864        87,845       87,845       92,237          87,845       87,845        92,237
   35              55,160       210,118      210,118      220,624         208,086      208,086       218,490

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             JOINT LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                       ISSUE AGE 55 MALE / 55 FEMALE
                                        INITIAL FACE AMOUNT: $43,779

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,294        9,394       43,779          10,294        9,394        43,779
    2              11,025        10,591        9,714       43,779          10,591        9,714        43,779
    3              11,576        10,891       10,036       43,779          10,891       10,036        43,779
    4              12,155        11,193       10,405       43,779          11,193       10,405        43,779
    5              12,763        11,495       10,820       43,779          11,495       10,820        43,779
    6              13,401        11,795       11,233       43,779          11,795       11,233        43,779
    7              14,071        12,093       11,643       43,779          12,093       11,643        43,779
    8              14,775        12,383       12,046       43,779          12,383       12,046        43,779
    9              15,513        12,676       12,451       43,779          12,664       12,439        43,779
   10              16,289        12,976       12,976       43,779          12,930       12,930        43,779
   11              17,103        13,352       13,352       43,779          13,231       13,231        43,779
   12              17,959        13,739       13,739       43,779          13,512       13,512        43,779
   13              18,856        14,138       14,138       43,779          13,768       13,768        43,779
   14              19,799        14,550       14,550       43,779          13,994       13,994        43,779
   15              20,789        14,975       14,975       43,779          14,182       14,182        43,779
   16              21,829        15,413       15,413       43,779          14,323       14,323        43,779
   17              22,920        15,865       15,865       43,779          14,403       14,403        43,779
   18              24,066        16,332       16,332       43,779          14,405       14,405        43,779
   19              25,270        16,813       16,813       43,779          14,309       14,309        43,779
   20              26,533        17,309       17,309       43,779          14,088       14,088        43,779
   25              33,864        20,037       20,037       43,779           9,982        9,982        43,779
   35              55,160        26,948       26,948       43,779            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             JOINT LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                       ISSUE AGE 55 MALE / 55 FEMALE
                                        INITIAL FACE AMOUNT: $43,779

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.07% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,703        8,803       43,779           9,703        8,803        43,779
    2              11,025         9,408        8,530       43,779           9,408        8,530        43,779
    3              11,576         9,113        8,258       43,779           9,113        8,258        43,779
    4              12,155         8,816        8,029       43,779           8,816        8,029        43,779
    5              12,763         8,517        7,842       43,779           8,517        7,842        43,779
    6              13,401         8,213        7,650       43,779           8,213        7,650        43,779
    7              14,071         7,913        7,463       43,779           7,901        7,451        43,779
    8              14,775         7,623        7,285       43,779           7,578        7,240        43,779
    9              15,513         7,342        7,117       43,779           7,239        7,014        43,779
   10              16,289         7,070        7,070       43,779           6,881        6,881        43,779
   11              17,103         6,842        6,842       43,779           6,523        6,523        43,779
   12              17,959         6,619        6,619       43,779           6,133        6,133        43,779
   13              18,856         6,403        6,403       43,779           5,704        5,704        43,779
   14              19,799         6,193        6,193       43,779           5,230        5,230        43,779
   15              20,789         5,988        5,988       43,779           4,702        4,702        43,779
   16              21,829         5,789        5,789       43,779           4,107        4,107        43,779
   17              22,920         5,596        5,596       43,779           3,430        3,430        43,779
   18              24,066         5,408        5,408       43,779           2,649        2,649        43,779
   19              25,270         5,225        5,225       43,779           1,736        1,736        43,779
   20              26,533         5,047        5,047       43,779             660          660        43,779
   25              33,864         4,227        4,227       43,779            *            *            *
   35              55,160         2,892        2,892       43,779            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             JOINT LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                       ISSUE AGE 65 MALE / 65 FEMALE
                                        INITIAL FACE AMOUNT: $27,688

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,817        9,917       27,688          10,802        9,902        27,688
    2              11,025        11,703       10,825       27,688          11,665       10,787        27,688
    3              11,576        12,664       11,809       27,688          12,592       11,737        27,688
    4              12,155        13,708       12,920       27,688          13,591       12,804        27,688
    5              12,763        14,840       14,165       27,688          14,669       13,994        27,688
    6              13,401        16,068       15,506       27,688          15,833       15,270        27,688
    7              14,071        17,402       16,952       27,688          17,093       16,643        27,688
    8              14,775        18,849       18,511       27,688          18,460       18,122        27,688
    9              15,513        20,419       20,194       27,688          19,948       19,723        27,688
   10              16,289        22,123       22,123       27,688          21,577       21,577        27,688
   11              17,103        24,099       24,099       27,688          23,470       23,470        27,688
   12              17,959        26,300       26,300       27,688          25,587       25,587        27,688
   13              18,856        28,750       28,750       30,187          27,962       27,962        29,361
   14              19,799        31,422       31,422       32,993          30,560       30,560        32,088
   15              20,789        34,333       34,333       36,049          33,390       33,390        35,060
   16              21,829        37,502       37,502       39,377          36,472       36,472        38,295
   17              22,920        40,949       40,949       42,997          39,823       39,823        41,814
   18              24,066        44,693       44,693       46,928          43,463       43,463        45,636
   19              25,270        48,754       48,754       51,191          47,411       47,411        49,781
   20              26,533        53,152       53,152       55,810          51,687       51,687        54,272
   25              33,864        81,796       81,796       85,886          78,766       78,766        82,704
   35              55,160       195,405      195,405      197,359         185,196      185,196       187,048

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             JOINT LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                       ISSUE AGE 65 MALE / 65 FEMALE
                                        INITIAL FACE AMOUNT: $27,688

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.93% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,230        9,330       27,688          10,213        9,313        27,688
    2              11,025        10,465        9,588       27,688          10,415        9,538        27,688
    3              11,576        10,707        9,852       27,688          10,605        9,750        27,688
    4              12,155        10,956       10,168       27,688          10,778        9,990        27,688
    5              12,763        11,210       10,535       27,688          10,931       10,256        27,688
    6              13,401        11,472       10,910       27,688          11,059       10,497        27,688
    7              14,071        11,741       11,291       27,688          11,155       10,705        27,688
    8              14,775        12,016       11,679       27,688          11,210       10,872        27,688
    9              15,513        12,299       12,074       27,688          11,212       10,987        27,688
   10              16,289        12,590       12,590       27,688          11,148       11,148        27,688
   11              17,103        12,953       12,953       27,688          11,050       11,050        27,688
   12              17,959        13,327       13,327       27,688          10,858       10,858        27,688
   13              18,856        13,713       13,713       27,688          10,554       10,554        27,688
   14              19,799        14,112       14,112       27,688          10,116       10,116        27,688
   15              20,789        14,523       14,523       27,688           9,511        9,511        27,688
   16              21,829        14,947       14,947       27,688           8,699        8,699        27,688
   17              22,920        15,384       15,384       27,688           7,622        7,622        27,688
   18              24,066        15,836       15,836       27,688           6,200        6,200        27,688
   19              25,270        16,301       16,301       27,688           4,327        4,327        27,688
   20              26,533        16,781       16,781       27,688           1,866        1,866        27,688
   25              33,864        19,420       19,420       27,688            *            *            *
   35              55,160        26,106       26,106       27,688            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.



                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             JOINT LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                       ISSUE AGE 65 MALE / 65 FEMALE
                                        INITIAL FACE AMOUNT: $27,688

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.07% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,643        8,743       27,688           9,624        8,724        27,688
    2              11,025         9,297        8,419       27,688           9,236        8,359        27,688
    3              11,576         8,962        8,107       27,688           8,835        7,980        27,688
    4              12,155         8,638        7,851       27,688           8,415        7,628        27,688
    5              12,763         8,325        7,650       27,688           7,973        7,298        27,688
    6              13,401         8,021        7,459       27,688           7,501        6,938        27,688
    7              14,071         7,728        7,278       27,688           6,990        6,540        27,688
    8              14,775         7,444        7,106       27,688           6,429        6,092        27,688
    9              15,513         7,169        6,944       27,688           5,803        5,578        27,688
   10              16,289         6,903        6,903       27,688           5,096        5,096        27,688
   11              17,103         6,679        6,679       27,688           4,306        4,306        27,688
   12              17,959         6,461        6,461       27,688           3,392        3,392        27,688
   13              18,856         6,249        6,249       27,688           2,329        2,329        27,688
   14              19,799         6,043        6,043       27,688           1,088        1,088        27,688
   15              20,789         5,843        5,843       27,688            *            *            *
   16              21,829         5,648        5,648       27,688            *            *            *
   17              22,920         5,458        5,458       27,688            *            *            *
   18              24,066         5,274        5,274       27,688            *            *            *
   19              25,270         5,094        5,094       27,688            *            *            *
   20              26,533         4,920        4,920       27,688            *            *            *
   25              33,864         4,116        4,116       27,688            *            *            *
   35              55,160         2,809        2,809       27,688            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.
